SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                                 PLAYORENA INC.
 ------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


 ------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT,
                          IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.(1). Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

                                 PLAYORENA INC.
                     150 VANDERBILT MOTOR PARKWAY, SUITE 311
                            HAUPPAUGE, NEW YORK 11788

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 7, 1999

         NOTICE IS HEREBY GIVEN, that a Special Meeting of the Shareholders of Playorena Inc. (the "Company") will be held at 36 West 44th Street, Suite 1201, New York, New York 10036 on September 7, 1999 at 10:00 a.m. local time, for the purpose of considering and acting upon the following, all to be effective upon the consummation of certain transactions described herein:

  1. The approval of an amendment to the Company's Certificate of Incorporation
     (i) to change the name of the Company to "ETRAVNET.COM, Inc."; (ii) to recapitulate the purposes for which the Company was formed; (iii) to effect a reverse stock split whereby each issued and outstanding share of Common Stock, $.001 par value per share ("Common Stock"), will be converted into .027533 of a share of Common Stock; (iv) to increase the authorized number of shares of Common Stock from 15,000,000 to 20,000,000; and (v) to authorize the issuance, in one or more series, of an aggregate of 5,000,000 shares of Preferred Stock, $.001 par value per share, each such series having the designation, relative rights, preferences or limitations as shall be determined by the Board of Directors; and

  2 Any and all matters that may properly come before the meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on August 17, 1999, as the record date for determining the shareholders entitled to vote at the meeting and any adjournment thereof, and only the holders of Common Stock of the Company of record at such date will be entitled to notice of and to vote at the meeting. Such shareholders may vote in person or by proxy.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING,
PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT
PROMPTLY IN THE ENCLOSED ENVELOPE.

                       By Order of the Board of Directors,
                                            /s/ Lawrence E. Kaplan
                                            Lawrence E. Kaplan
                                            President
Hauppauge, New York
August 20, 1999

                                 PLAYORENA INC.
                     150 VANDERBILT MOTOR PARKWAY, SUITE 311
                            HAUPPAUGE, NEW YORK 11788

                                 PROXY STATEMENT

                   GENERAL INFORMATION CONCERNING SOLICITATION

         This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Playorena Inc. (the "Company"), to be held at 36 West 44th Street, Suite 1201, New York, New York 10036 on Tuesday, September 7, 1999 at 10:00 a.m. local time, or any adjournments thereof. This Proxy Statement and accompanying proxy card are first being sent to the shareholders of the Company on or about August 20, 1999.

         Any proxy delivered in the accompanying form may be revoked by the person executing the proxy at any time, before the authority thereby granted is exercised, by written request addressed to the Secretary, Playorena, Inc., 150 Vanderbilt Motor Parkway, Suite 311, Hauppauge, New York 11788, or by attending the meeting and electing to vote in person. Proxies received in such form will be voted as therein set forth at the meeting or any adjournment thereof, but if no instructions are given, such shares will be voted for (i) the approval of an amendment to the Company's Certificate of Incorporation (a) to change the name of the Company to "ETRAVNET.COM, Inc." (b) to recapitulate the purposes for which the Company was formed, (c) to effect a reverse stock split whereby each issued and outstanding share of Common Stock, $.001 par value per share ("Common Stock"), will be converted into .027533 of a share of Common Stock (the "Reverse Stock Split"), (d) to increase the authorized number of shares of Common Stock from 15,000,000 to 20,000,000, and (e) to authorize the issuance, in one or more series, of an aggregate of 5,000,000 shares of Preferred Stock, $.001 par value per share, each such series having the designation, relative rights, preferences and limitations as shall be determined by the Board of Directors; and (ii) the transacting of such other business as may properly come before the meeting or any adjournment thereof. The effective date of all such proposals approved of at the meeting shall be the consummation of a transaction described under "The Transaction" herein.

                        RECORD DATE AND VOTING SECURITIES

         The Board of Directors has selected the close of business on August 17, 1999 as the record date ("Record Date") for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Shareholders present or represented and entitled to vote on any matter at the meeting or any adjournment thereof will be entitled to one vote on such matter for each share of the Common Stock of the Company held by them as of the record date.

                                 THE TRANSACTION

THE MERGER

         The Company intends to acquire the business of Global Travel Network, LLC, a limited liability company organized under the laws of the state of Delaware ("Global").

         Global is a leading franchiser of independently-owned travel agencies. In operation since 1982, Global now has over 400 locations throughout the United States, including over 50 franchises located within Wal-Mart supercenter stores, and international franchised agencies in 21 countries. Global has forged a strategic alliance with GoGo Tours, a leading wholesaler of travel packages. Separately, Liberty Travel, a major retailer of travel product, acquired a 10% interest in Global prior to the Merger.

         A wholly-owned subsidiary of the Company will merge with and into Global in exchange for shares of Common Stock of the Company, with Global as the surviving corporation (the "Merger"). Following the Merger, Global will be a wholly-owned subsidiary of the Company.

         The Merger will be completed pursuant to the Agreement and Plan of Merger, dated as of July 27, 1999, by and among the Company, a subsidiary of the Company, Global and the members of Global ("Global Merger Agreement"), pursuant to which the Company's wholly-owned subsidiary formed for such purposes will merge into Global in a tax free reorganization within the meaning of Sections 351 and/or 368 of the Internal Revenue Code of 1986, as amended. Members of Global will exchange their membership interests in Global for an aggregate of 4,725,000 shares of Common Stock of the Company ("Global Purchase Stock").

         See "Certain Relationships and Related Transactions" below for certain obligations being undertaken by certain officers, members and affiliates of the Company in connection with the Merger.

CHANGE IN CONTROL OF THE COMPANY

         Giving effect to the Merger and the Reverse Stock Split, the Company's current shareholders will own, on a fully diluted basis, approximately 5.5% of the outstanding voting securities of the Company. The current shareholders of the Company shall own an aggregate of approximately 275,000 shares of Common Stock.

APPROVAL OF PROPOSALS REQUIRED TO EFFECT THE MERGER

         The approval of each of the proposals contained herein is a condition precedent to, or is otherwise in connection with, the consummation of the Merger. Assuming approval by shareholders, the proposals contained in this Proxy Statement shall be effective concurrent with the consummation of the Merger.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Lawrence Kaplan and Robert Rubin, each a principal shareholder and director of the Company, upon consummation of the Merger and as an accommodation to the Company, will execute and deliver an Assumption and Indemnification Agreement, pursuant to which each such individual will agree, jointly and severally for a period of up to one year from the Closing, to indemnify and hold harmless the Company for all claims and liabilities with respect to (i) virtually all pre-existing payables and liabilities of the Company prior to the consummation of the Merger (which liabilities they will assume), (ii) any breach of a representation or warranty of the Company (respecting matters no more than five years old) in any document respecting the Merger and (iii) any default by the Company with respect to its obligations pursuant to the Merger prior to the consummation of the Merger.

         On August 1, 1998, after giving effect to a previously approved one-for-20 reverse stock split which was effective July 24, 1998, Robert Rubin, Lawrence Kaplan, Alfred Romano (members of the Company's Board of Directors) and Andrew Kaplan, a principal shareholder of the Company, purchased 3,049,944, 2,330,303, 138,113 and 2,335,417, shares of Common Stock of the Company, respectively, for a purchase price equal to the amounts owed for the cancellation of all indebtedness (and interest thereon) and for all previous services rendered. On July 13, 1999, Robert Rubin and Lawrence Kaplan purchased 55,245 and 41,434 shares of Common Stock of the Company, respectively, in exchange for certain cash contributions made by each of them to the Company.

         On July 27, 1999, Lawrence Kaplan and Robert Rubin, along with Andrew Kaplan, a principal shareholder, signed a Voting Agreement with Global, pursuant to which they agreed to vote all their shares of Company Common Stock in favor of the proposals set forth herein. As a result, the approval of the proposals is essentially assured.

         Effective upon consummation of the Merger, each of the current directors and officers will resign from their positions, to be replaced by nominees of Global.


                             EXECUTIVE COMPENSATION

         The summary compensation table is omitted because no compensation for services in all capacities to the Company was awarded, earned by or paid to the President of the Company for the fiscal years ended November 30, 1998, 1997 or 1996, and no other executive officer of the Company received salary and bonus in excess of $100,000 during the fiscal years ended November 30, 1998, 1997 or 1996.

         No director of the Company received any remuneration from the Company as such. Directors do not currently receive fees or other remuneration from the Company.

                PRINCIPAL SHAREHOLDERS AND HOLDINGS OF MANAGEMENT

         The following table sets forth certain information as of July 28, 1999, regarding (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, nominee and executive officer of the Company and (iii) all officers and directors as a group.

                                                                         AMOUNT
                                                                       AND NATURE
                            NAME & ADDRESS OF                        OF BENEFICIAL            PERCENTAGE
TITLE OF CLASS              BENEFICIAL OWNER                           OWNERSHIP               OF CLASS
-----------------      ------------------------------             ------------------       ---------------
Common Stock           Lawrence Kaplan                                 2,426,459               24.29%
                           150 Vanderbilt Motor Parkway
                           Suite 311
                           Hauppauge, New York  11788

Common Stock           Andrew Kaplan                                   2,389,583               23.92%
                           150 Vanderbilt Motor Parkway
                           Suite 311
                           Hauppauge, New York  11788

Common Stock           Robert Rubin                                    3,241,355               32.45%
                           25 Highland Boulevard
                           Dix Hills, New York  11746

Common Stock           Alfred Romano                                     138,668                1.38%
                           4 Wagon Wheel Lane
                           Dix Hills, New York  11746

All Directors and Executive Officers as group (3 persons)              5,806,482               58.13%

         Giving effect to the consummation of the Merger and the Reverse Stock Split, the current shareholders of the Company will collectively own approximately 5.5% of the outstanding voting securities of the Company, on a diluted basis. Concurrent with the closing of the Merger, the incumbent officers and directors of the Company will be replaced by the officers and directors of Global.

PROPOSAL 1--AMENDMENT TO THE CERTIFICATE OF INCORPORATION ("AMENDMENT") (A) TO CHANGE THE NAME OF THE COMPANY TO ETRAVNET.COM, INC., (B) TO RECAPITULATE THE PURPOSES FOR WHICH THE COMPANY WAS FORMED, (C) TO EFFECT A REVERSE STOCK SPLIT WHEREBY EACH ISSUED AND OUTSTANDING SHARE OF COMMON STOCK, $.001 PAR VALUE PER SHARE, WILL BE CONVERTED INTO 0.027533 OF A SHARE OF COMMON STOCK, (D) TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 15,000,000 TO 20,000,000, AND (E) TO AUTHORIZE THE ISSUANCE, IN ONE OR MORE SERIES, OF AN AGGREGATE OF 5,000,000 SHARES OF PREFERRED STOCK, $.001 PAR VALUE PER SHARE, EACH SUCH SERIES HAVING THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS, AS SHALL BE DETERMINED BY THE BOARD OF DIRECTORS.

         Board Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise in their proxy.

DESCRIPTION

         A.       CHANGE OF NAME

         Global has requested that the Company's name be changed to "ETRAVNET.COM, Inc." Global desires that, upon the completion of the Merger, the Company's name reflect its business as a national travel service and agency offering both retail and Web-based services.

         B.       RECAPITULATION OF PURPOSES OF THE COMPANY

         The purposes for which the Company was formed, as set forth in its Certificate of Incorporation ("Certificate"), shall be recapitulated by stating that the purpose of the Company shall be to engage in any lawful act or activity for which a corporation may be organized under the New York Business Corporation Law, other than any act or activity requiring the consent or approval of any state official, department, agency, board or other body without such approval or consent first being obtained. Although the Certificate presently permits the Company to engage in any lawful act or activity, the Certificate also sets forth specific purposes such as the operation of gymnasium facilities for recreational and general health purposes. In anticipation of the completion of the Transactions, Global desires that the Company's Certificate no longer reflect the prior business of the Company.

         C.       REVERSE STOCK SPLIT

                  REASON FOR REVERSE STOCK SPLIT; DILUTION

         The consummation of the Merger is contingent upon each share of Common Stock issued and outstanding, without any action on the part of any holder thereof, being converted into .027533 of a share of Common Stock. Shareholders holding shares of Common Stock in an amount not divisible by .027533 will receive, in lieu thereof, one full additional share.

         The Reverse Stock Split would apply to all shares of the Company's Common Stock outstanding on the date immediately prior to the closing of the Merger, but will not be effective until the consummation of the Merger. Giving effect to the consummation of the Merger, the holders of Common Stock will collectively own approximately 5.5% of the outstanding voting securities of the Company on a diluted basis.

         The principal purpose of the Reverse Stock Split is to fulfill the provisions and requirements of the Global Merger Agreement, which provides that the Company's currently outstanding Common Stock be reduced to approximately 275,000 shares of Common Stock.


                         EXCHANGE OF STOCK CERTIFICATES

         Assuming the Reverse Stock Split is approved by the shareholders, shareholders will be required to exchange their stock certificates for new certificates representing the shares of Common Stock giving effect to the Reverse Stock Split. The new stock certificates will also reflect a prior one-for-twenty reverse stock split approved by the shareholders at a special meeting held on February 7, 1997, and effected as of July 31, 1998. Shareholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by the Company's transfer agent. Shareholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. SHAREHOLDERS SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.


             FEDERAL INCOME TAX CONSEQUENCES OF REVERSE STOCK SPLIT

         The following description of Federal income tax consequences is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, brokers-dealers or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular consequences to them.

         The exchange of shares of Common Stock for shares of Common Stock giving effect to the Reverse Stock Split will not result in recognition of gain or loss. The holding period of the shares of new Common Stock will include the shareholder's holding period for the shares of Common Stock exchanged therefor, provided that the shares of Common Stock were held as a capital asset. The adjusted basis of the shares of new Common Stock will be the same as the adjusted basis of the shares of Common Stock exchanged therefor.

         D. INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 15,000,000 TO 20,000,000.

         The Company's authorized capital stock consists of 15,000,000 shares of Common Stock, $.001 par value per share. Global has requested the amendment of the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 15,000,000 to 20,000,000. This will enhance Global's flexibility in issuing shares to complete acquisitions, reward employees, convert obligations or for other purposes, but Global has not stated its current intent to do so.

         E. AUTHORIZATION TO ISSUE, IN ONE OR MORE SERIES, AN AGGREGATE OF 5,000,000 SHARES OF PREFERRED STOCK, $.001 PAR VALUE PER SHARE, EACH SUCH SERIES HAVING THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES OR LIMITATIONS, AS SHALL BE DETERMINED BY THE BOARD OF DIRECTORS.

         The Company seeks to amend its Certificate of Incorporation to authorize the issuance of 5,000,000 shares of Preferred Stock. The Board of Directors has adopted and submitted to shareholders for approval an amendment to its Certificate to authorize the issuance of up to 5,000,000 shares of Preferred Stock, $.001 par value per share.

         After the filing of the Amendment, the Board of Directors of the Company shall have the authority to specify the designation, relative rights, preferences and limitations of up to 5,000,000 shares of Preferred Stock. It is not possible to determine the actual effect of any to-be designated series of Preferred Stock on the rights of the shareholders of the Company until the Board of Directors determines the rights of the holders of such series of the Preferred Stock. However, such effects might include (i) restrictions on the payment of dividends to the holders of the Common Stock, (ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights, (iii) dilution of the equity interests and voting power if the Preferred Stock is convertible into Common Stock, and (iv) restrictions upon any distribution of assets to the holders of the Common Stock upon liquidation or dissolution, and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock. Shareholders will not have preemptive rights to subscribe for shares of Preferred Stock.

         The Board of Directors believes that the authorization of the Preferred Stock is in the best interests of the Company and its shareholders, and believes that it is advisable to authorize such shares and have them available in connection with possible future transactions such as financings, strategic alliances, corporate mergers, acquisitions, possible funding of new product programs or businesses and other uses not presently determinable and as may be deemed to be feasible and in the best interests of the Company. In addition, the Board of Directors believes that it is desirable that the Company have the flexibility to issue shares of Preferred Stock without further shareholder action, except as otherwise provided by law.

         The proposed Certificate of Amendment to the Company's Certificate of Incorporation is attached hereto as Exhibit A.
                                    ---------

                                 OTHER BUSINESS

         The Board of Directors of the Company knows of no other matters to be presented at the Special Meeting of Shareholders. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.


                  CANCELLATION OF PREVIOUSLY SCHEDULED MEETING

         As contemplated in connection with the proposed acquisition of two separate companies which are providers of wireless voice and data products and systems to the private two-way land mobile radio industry (the "Terminated Acquisitions"), as more particularly described in the Company's most recent Annual Report on Form 10-KSB, a proxy statement was mailed to shareholders of the Company on or about February 9, 1999, calling a special meeting of shareholders for February 19, 1999 (the "Meeting"), and requesting approval by the Company's shareholders of certain matters related to the Terminated Acquisitions.

         As a result of certain uncertainties concerning the Terminated Acquisitions, on February 19, 1999, the Meeting was duly called to order, upon which the shareholders of the Company voted to adjourn the Meeting until March 11, 1999. On March 11, 1999, the Meeting was called to order and the shareholders voted to adjourn the Meeting to April 12, 1999. On April 12, 1999 the Meeting was called to order and the shareholders voted to adjourn the Meeting to May 18, 1999. On May 18, 1999 the meeting was called to order and was thereupon canceled because the other parties to the Terminated Acquisitions canceled the agreement relating thereto on April 22, 1999.


                              COST OF SOLICITATION

         Solicitation other than by mail may be made personally and by telephone by regularly employed officers and employees of the Company who will not be additionally compensated therefor. The Company will request brokers, dealers, banks or voting trustees, or their nominees, who hold stock in their names for others or hold stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the proxy card and will reimburse such institutions for their reasonable expenses in so doing. The total cost of soliciting proxies will be borne by the Company.


         It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                           By Order of the Board of Directors,


                                           Lawrence E. Kaplan
                                           President

Hauppauge, New York
August 20, 1999

                                    EXHIBIT A

                         CERTIFICATE OF AMENDMENT TO THE
                    COMPANY'S CERTIFICATE OF INCORPORATION OF
                                 PLAYORENA INC.

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned President of PLAYORENA INC. ("Corporation"), does hereby certify and say:

         1.       The name of the corporation is PLAYORENA INC.

         2. The Certificate of Incorporation was filed by the Department of State of the State of New York on December 4, 1981.

         3. Article FIRST of the Certificate of Incorporation, which sets forth the name of the Corporation, is hereby amended to read as follows:

                  FIRST:   The name of the Corporation is ETRAVNET.COM, Inc.

         4. Article SECOND of the Certificate of Incorporation, which sets forth the purposes for which the Corporation was formed, is hereby amended to read as follows:

                  SECOND: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the New York Business Corporation Law, other than any act or activity requiring the consent or approval of any state official, department, agency, board or other body without such approval or consent first being obtained.

         5. Article THIRD of the Certificate of Incorporation, which sets forth the location of the Corporation's office in the State of New York, is hereby amended to read as follows:

                  THIRD:   The office of the corporation within the State of New
                  York shall be located in [New York County.]

         6. Article FOURTH of the Certificate of Incorporation, which sets forth the aggregate number, class, and par value of the shares which the Corporation shall have the authority to issue, is hereby amended to increase the authorized number of shares of common stock which the Corporation shall have the authority to issue and to authorize the issuance of a new class of preferred stock. Article FOURTH, as amended hereby, shall read in its entirety as follows:

                  FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is Twenty-Five Million (25,000,000) shares, of which (i) Twenty Million (20,000,000) shares shall be designated as Common Stock ("Common Stock") and shall have a par value of $.001 per share, and (ii) Five Million (5,000,000) shares shall be designated as Preferred Stock ("Preferred Stock") and shall have a par value of $.001 per share.

                           The Preferred Stock may be issued in one or more
                  series, from time to time, with each such series to have such designation, relative rights, preferences or limitations, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation, subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board of Directors being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

                              i) The distinctive designation and number of
                  shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors;

                              ii) The dividend rate of such series, the
                  conditions and time upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or series thereof, or any other series of the same class, and whether such dividends shall be cumulative or non-cumulative;

                              iii) The conditions upon which the shares of such
                  series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

                              iv) Whether or not the shares of the series shall
                  be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

                              v) Whether or not the shares of the series shall
                  be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                              vi) Whether or not the shares of the series shall
                  have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                              vii) The rights of the shares of the series in the
                  event of voluntary or involuntary liquidation, dissolution or upon the distribution of assets of the Corporation;

                              viii) Any other powers, preferences and relative
                  participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

                              The holders of shares of the Preferred Stock of
                  each series shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends (if any) at the rates fixed by the Board of Directors for such series before any cash dividends shall be declared and paid or set apart for payment, on the Common Stock with respect to the same dividend period.

                              The holders of shares of the Preferred Stock of
                  each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.

         7. The stated capital of the Corporation is reduced from $_________ to $____________ by changing issued shares with par value into a lesser number of shares with the same par value.

         8. This amendment provides for the following changes of shares:

                  Issued Shares. The amendment provides for a change in the previously authorized and issued 9,988,018 shares of common stock, $.001 par value per share, into 275,000 shares of common stock, $.001 par value per share, in the ratio of .027533 share for each share of common stock.

                  Unissued Shares. The amendment provides for a change in the previously authorized and unissued 5,011,982 shares of common stock, $.001 par value per share, into 137,995 shares of common stock, $.001 par value per share, in the ratio of .027533 shares of common stock, $.001 par value per share for each share of common stock, without giving effect to the changes set forth in Section 6 above.

         9. The foregoing amendment to the Certificate of Incorporation was authorized by the Board of Directors followed by approval by the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

         IN WITNESS WHEREOF, I have subscribed this certificate this ____ day of September, 1999 and I hereby affirm the statements contained herein as true under the penalties of perjury.



                           -----------------------------------------------
                           LAWRENCE KAPLAN, PRESIDENT


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


                                 PLAYORENA INC.

                     PROXY - SPECIAL MEETING OF SHAREHOLDERS
                                SEPTEMBER 7, 1999


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Lawrence Kaplan and Robert Rubin as Proxies, each with the power to appoint and substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, $.001 per value per share, of Playorena, Inc. held of record by the undersigned on August 17, 1999, at the Special Meeting of Shareholders to be held on September 7, 1999, or any adjournment thereof.

         1. Authorization of an amendment to the Company's Certificate of Incorporation, as described in the accompanying Proxy Statement.

                  /   /                   /   /                  /   /
                  FOR                    AGAINST                ABSTAIN

         2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         This proxy statement is solicited on behalf of the Board of Directors. This proxy when properly executed will be voted in the manner directed on the face hereof. If no direction is made, this proxy will be voted FOR the amendment to the Company's Certificate of Incorporation.

         Please date, sign and return the proxy card promptly in the accompanying envelope. No postage is required. If you furnish a proxy and subsequently attend the Special Meeting in person, you may vote in person.


                                  ----------------------------
                                    Signature of Shareholder




                                  -----------------------------
                                    Signature of Shareholder



                                    Dated:                  , 1999



NOTE:    PLEASE SIGN EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES
ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE FURNISH FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


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